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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2006

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                         WATTS WATER TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   001-11499                  04-2916536
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


             815 Chestnut Street, North Andover, Massachusetts 01845
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               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 688-1811
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

      Indemnification Agreement. Watts Water Technologies, Inc. (the "Registrant") and Gregory J. Michaud, the Registrant's Executive Vice President of Human Resources, entered into an indemnification agreement dated as of August 1, 2006. The indemnification agreement entered into between the Registrant and Mr. Michaud is the Registrant's standard form of indemnification agreement entered into with members of the Registrant's Board of Directors and certain officers, a copy of which was filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended October 2, 2005. The indemnification agreement provides indemnity, including the advancement of expenses, against liabilities incurred in the performance of the director's or officer's duties to the fullest extent permitted by the General Corporation Law of the State of Delaware.

      Executive Compensation. On July 31, 2006, the Compensation Committee of the Board of Directors approved the annual base salary of the Registrant's Chief Executive Officer after a review of the Chief Executive Officer's performance and competitive market data. On August 1, 2006, the Board of Directors approved the annual base salaries of the Registrant's other executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary amounts of the Registrant's named executive officers (which officers were determined by reference to the Registrant's proxy statement, dated March 27, 2006) for 2005 and 2006:

Name and Position                             Year                   Base Salary
-----------------                             ----                   -----------

Patrick S. O'Keefe                            2006                     $635,000
President and Chief Executive Officer         2005                     $552,000

William C. McCartney                          2006                     $300,000
Chief Financial Officer and Treasurer         2005                     $280,000

Paul A. Lacourciere                           2006                     $223,000
Executive Vice President of Manufacturing     2005                     $213,000

J. Dennis Cawte                               2006                 (GBP)160,000
Group Managing Director, Europe               2005                 (GBP)149,000

Douglas T. White                              2006                     $187,000
Group Vice President                          2005                     $180,000

      The Compensation Committee also approved on July 31, 2006 an increase in the target bonus as a percentage of base salary of the Registrant's Chief Executive Officer from 85% to 90%.

      On July 31, 2006, the Compensation Committee approved grants of non-qualified stock options and restricted stock awards to certain officers and key employees of the Registrant, with such grants and awards to be made as of the third business day after the date that the Registrant releases its second quarter earnings to the public, which date will be August 4, 2006. The stock option grants and restricted stock awards will be made under the Registrant's 2004 Stock Incentive Plan and pursuant to the terms of non-qualified stock option agreements and restricted stock agreements between the Registrant and each officer or employee, substantially in the forms filed as exhibits to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 26, 2004. The exercise price for the stock options will be equal to the closing sale price of the Registrant's class A common stock on the New York Stock Exchange on
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the third business day after the date that the Registrant releases its second quarter earnings to the public, which date will be August 4, 2006. The following table sets forth the number of shares of class A common stock underlying the stock options and restricted stock awards granted to the named executive officers:

                                  Number of Shares
                                     Underlying             Restricted
Name                               Stock Options           Stock Awards
----                               -------------           ------------
Patrick S. O'Keefe                     25,000                  8,333
William C. McCartney                   12,500                  4,167
Paul A. Lacourciere                    10,000                  3,333
J. Dennis Cawte                        7,500                   2,500
Douglas T. White                       5,000                   1,667
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 3, 2006                   WATTS WATER TECHNOLOGIES, INC.

                                       By: /s/ Patrick S. O'Keefe
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                                           Patrick S. O'Keefe
                                           Chief Executive Officer